CHANGE REQUEST (CR) No 8 to SOW No. 1. WHEREAS, Verizon Sourcing LLC (“Verizon”) and Synchronoss Technologies, Inc. (“Supplier” or “Synchronoss”) are parties to an Application Service Provider Agreement dated April 1, 2013, as amended, with the contract number **** (the “Agreement”); and WHEREAS, the Parties have entered into Authorization Letters and Statements of Work under the Agreement (collectively, the “SOWs”) as follows: (a) Statement of Work No. 1 (Schedule No. 1 to Authorization Letter # No. 1 attached to the Agreement), as amended (the “SOW No. 1”), (b) Statement of Work No. 2 (Schedule No. 1 to Authorization Letter # No. 2 providing mobile content transfer functionality) (number ****) as amended (the “SOW No. 2”), which is terminated and no longer in effect. (c) Statement of Work No. 3 (Schedule No. 1 to Authorization Letter # No. 3, providing interfaces to the services of Photobucket) (number ****) (the “SOW No. 3”, (d) Statement of Work No. 4 (Schedule No. 1 to Authorization Letter # No. 4, “Montana Platform”) (number ****), as amended (the “SOW No. 4”), (e) Statement of Work No. 5 (Schedule No. 1 to Authorization Letter # No. 5, providing an API Program License) (number ****), as amended (the “SOW No. 5”), (f) Statement of Work No. 6 (Schedule No. 1 to Authorization Letter # No. 6, “Cloud API Professional Service”) (number ****), as amended (the “SOW No. 6”) (g) Statement of Work No. 7 (Schedule No. 1 to Authorization Letter #7, “Network Contact Software and Support Service”) (number ****) (the “SOW No. 7”), and (h) Statement of Work No. 8 (Schedule No. 1 to Authorization Letter #8, “Software Release”) (number ****) (the “SOW No. 8”). WHEREAS, the Parties wish to further amend the SOW No. 1 to: (a) extend the term of SOW No. 1; (b) modify requirements and terms for Hosting Services under SOW No. 1; and (c) modify the pricing and fee structure for the Solution and related Professional Services under SOW No. 1. THERFORE, the Parties hereby agree to amend SOW No. 1 as follows: A. Section 1.2 is hereby updated to include the following new definitions: “Free Subscriber” shall mean a Subscriber to Verizon Cloud offering that does not pay a Verizon Cloud service fee and who is otherwise not a Paid Subscriber (as defined below). Such Free Subscriber(s) include but not limited to: ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 1

• A Subscriber that participates under a free trial for a limited trial period (such period not to exceed **** from the date service is first made available to such Subscriber); • A Subscriber that is a Verizon Employee/Concession account who has Verizon Cloud Services and who is utilizing media storage. For clarity, “media storage” includes a Subscriber storing any Data Classes (example, photos and videos) that are not a Data Class that is part of NAB which are covered under the NAB Agreement; • A VOBS (Verizon Online Business Subscriber)/Telco Subscriber who is eligible to use media storage and is not otherwise a Subscriber to Verizon mobile services; • A Subscriber that is currently obtaining the “MoreEverything” promotion with up to **** of storage with media Data Class profile; and • A Subscriber that is obtaining either the existing **** promotion with media Data Class profile For clarity, an account profile of Contacts (Data Class) user only (with no media Data Class profile associated with the account) that does not pay a Verizon Cloud service fee shall not contribute to the Free Subscriber count. “Paid Subscriber” shall mean a Subscriber to Verizon Cloud where such Subscriber: • is being billed by Verizon a recurring service fee for Verizon Cloud; • is being billed by Verizon a service fee for Verizon Cloud services on a “pre- pay” basis for the duration of the period for which the Subscriber was to prepay; • is being billed by Verizon a fee for a Bundle Offering (as defined below) unless the parties mutually agree in writing that, for a given Bundle Offering, that Subscribers (or a portion or class thereof) on such Bundle Offering shall not be deemed Paid Subscribers. For the avoidance of doubt, a Subscriber or user need not be enrolled or establish a solutionaccount on Supplier’s Cloud Platform to be deemed a Paid Subscriber. “Bundle Offering” means a service plan, service profile or promotion whereby a fee paid by a Subscriber permits access or use of a group, service plan, service class or ‘bundle’ of services or features offered by Verizon that includes access or use of Verizon Cloud and the amount payable for Verizon Cloud service is not distinctly itemized or separated from the amounts payable for other services or features for which such Subscriber is eligible to receive. Prior to offering a Bundle Fee, Verizon shall notify Supplier and the Parties shall mutually agree on tracking and reporting for any Subscribers participating under such Bundle Offering. The Parties will mutually agree to the fees for such Bundled Offering. B. The “Initial Term” in hereby extended and renewed through December 31, 2022. Accordingly, Section 1.3 of SOW No. 1 is deleted in its entirety and replaced with the following: “This SOW is made and entered into on and as of December 20th, 2013, and shall continue until December 31, 2022 (the “Initial Term”). Thereafter, this SOW shall automatically renew for up to five (5) additional two (2) year periods (each, “Renewal Term”), unless (i) Verizon provides Synchronoss with written notice of its intent not to renew at least ninety (90) days prior to the end of the then-current Initial Term or Renewal Term or (ii) ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 2

Synchronoss provides Verizon with written notice of its intent not to renew at least twelve (12) months prior to the end of the then-current Initial Term or Renewal Term, as the case may be (each such date, the applicable "Renewal Decision Date"). The "Term of this SOW" shall be the Initial Term, together with Renewal Term(s), if any. For the avoidance of doubt, the license term of the Software under Section 5.2 of the Agreement shall be the Term of this SOW. Except as permitted under the Agreement or this SOW, in any Renewal Term, the terms and conditions in effect for such Renewal Term shall be those in effect for the last year of the Term prior to such renewal."

A. Effective January 1, 2018, Section 4 (Fees and Charges) of SOW No. 1 is hereby deleted in its entirety and replaced with the following:

" 4. Fees and Charges

4.1 Fees and Charges
The fees outlined herein cover the items listed in this SOW No.1. Any additional deliverables not expressly stated shall require a separate Change Request or SOW with terms and conditions agreed upon by the Parties. Fees shall be invoiced and paid in accordance with the Agreement and the fee schedule outlined below. Fees under this SOW No. 1 exclude applicable taxes.

Use of the Content Hub Solution web portal by a given Subscriber within the month shall be considered one Subscriber, regardless of how many different access points are used to interact through the Solution. Registration alone by the Subscriber shall not be sufficient to consider the Device active.

4.2 Content Hub Software Subscription License Fee
(a) Beginning on January 1st 2018, Verizon shall pay a monthly subscription fee for Subscribers, by type of Subscriber (based on such Subscriber being a Paid Subscriber or Free Subscriber in such month) and the "year" of the Initial Term as set forth in Table 4.2a below. At the sole discretion of Verizon, Verizon will install (or have a third party install) the Client Software for the Content Hub Solution on Devices made commercially available by Verizon.

(b) The Content Hub Subscription License Fee shall be paid by Verizon to Supplier monthly in arrears as follows:

Table 4.2a

| Year | Price per month per Paid Subscriber for the Year (the "Paid Sub Fee") | Minimum number of Billed Subscribers required in each month of the Year ("Billed Sub Minimum")* | Number of Free Subscribers included in Billed Sub Minimum each month ("Free Sub Allotment")** | Price per month per Free Subscriber for each Free Subscriber in excess of the Free Sub Allotment** |
|---|---|---|---|---|
| Year 1 | **** | **** | **** | **** |
| Year 2 | **** | **** | **** | **** |
| Year 3 | **** | **** | **** | **** |
| Year 4 | **** | **** | **** | **** |
| Year 5 | **** | **** | **** | **** |

*Such minimum shall not apply until ****.
**Such fee shall not apply until ****. For clarity, the fee for excess Subscribers over the Free Sub Allotment shall not apply until ****.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS

Verizon and Synchronoss Proprietary and Confidential
3

As used herein: Each Subscriber for which a license fee is paid under Table 4.2a above in a given month (i.e. those Paid Subscribers in such month plus Free Subscribers over the Free Sub Allotment in such month, if any) shall be called a “Billed Subscriber”. “Year 1” shall mean January 1, **** – December 31, **** “Year 2” shall mean January 1, **** – December 31, **** “Year 3” shall mean January 1, **** – December 31, **** “Year 4” shall mean January 1, **** – December 31, **** “Year 5” shall mean January 1, **** – December 31, **** Each of the foregoing may be referred to individually as a “Year”. *For the avoidance of doubt, there is no monthly license fee for Free Subscribers under the Free Subscriber Allotment with any such Free Subscribers being included in the fees paid for the Paid Subscribers. The Paid Sub Fee shall apply to any Free Subscribers in a given month over the Free Subscriber Allotment. The Paid Sub Fee and Billed Subscriber Minimum include a Solution storage allotment (each month) calculated as follows (the “Monthly Storage Allotment”): **** multiplied by the number of Billed Subscribers in such month. **** per Billed Subscriber per month in **** **** per Billed Subscriber per month in **** **** per Billed Subscriber per month in **** **** per Billed Subscriber per month in **** **** per Billed Subscriber per month in **** Verizon and Synchronoss will review and mutually agree to determine whether to adjust the Monthly Storage Allotment at the end of each calendar year, commencing at the end of **** i.e. Revise Monthly Storage Allotment in **** for year ****. (c) Overage Fees. The following Overage Fees shall apply in addition to the fees set forth in (b) above where Verizon has exceeded the Monthly Storage Allotment. If, in any given month following the month of ****, the total Solution storage exceeds the Monthly Storage Allotment, Verizon shall pay an additional storage fee determined as follows (the “Added Storage Fee”): (Each GB of storage (for all Subscribers) in excess of the Storage Allotment in such month) x (the applicable GB Overage Charge for the Year in Table 4.2b below) Table 4.2b Year GB Overage Charge Year 1 **** Year 2 **** Year 3 **** Year 4 **** Year 5 and beyond **** ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 4

(d) Minimum Monthly Subscription Fee. If, in any given month following the month of March 2018, actual number of Billed Subscribers is less than the applicable Billed Sub Minimum for such month, Verizon shall pay, in addition to fees paid for actual Billed Subscribers, a fee calculated as follows: (the applicable Billed Sub Minimum minus the number of actual Billed Subscribers for such month) x (the applicable Paid Sub Fee for such period). (e) The Paid Sub Fee includes: • maintenance and support of the Solution as provided in SOW No. 1 • releases of Client Software and Server Software to include Desktop Client Software • Hosting Services as set forth in Exhibit A to SOW No. 1 to include test environment and the Storage Allotment for Subscribers. • all Verizon hosted Instance containerization and support as related to SOW #4 • Device Porting for up to 35 (such ports are broken down as follows; new ports of up to fourteen (14) with the remainder attributable to re-port) agreed upon Devices per calendar quarter • VOBS care support set forth in Section 2.3 “Verizon Telecom Subscriber Support” of SOW 1 • Software testing to include Device, including battery and performance testing, User Acceptance Testing (UAT). (f) In addition, Verizon shall pay a one-time fee of $**** (Hosting Conversion Fee) invoiced in 12 monthly installments of $**** with each installment invoiced on the first business day of each calendar month of ****. Such fees are due without regard to the number of Subscribers (Free Subscribers and/or Paid Subscribers) and are in addition to the other fees set forth herein and in other SOWs under the Agreement. Hosting Conversion Fee is a base fee applicable for the conversion of subscription fees from a per Active Subscriber basis to a per Paid Subscriber basis with an Allotment of Free Subscribers, as set forth in this CR No. 8, and is in consideration of change in status of the billable nature of such Subscribers. The Parties agree the Hosting Conversion Fee represents a fair, reasonable and proportionate fee as a consequence of such fee structure conversion. (g) Reporting. Each calendar month, Supplier shall calculate the Subscription License Fee due to Supplier based on the usage reports defined under this subsection as set forth below. Supplier shall provide Verizon with a report on the total storage used by Subscribers on the Solution for such month within **** after the end of each month. Upon Verizon’s receipt of this usage report, Verizon shall publish a consolidated report to Supplier within **** specifying the total number of Paid Subscribers and Free Subscribers on the Content Hub Solution during that month. Verizon and Supplier shall cooperate in determining an automated method within the Solution to identify, track and report monthly on volumes of Paid Subscribers and Free Subscribers. Annual Review of Storage. By **** of each Year, commencing with the Year ending ****, Supplier shall conduct annual benchmark reviews of available compute and storage platforms across the industry for similar services that are being provided by Supplier hereunder (including but not limited to Amazon Web Services, Google Cloud, Azure), including, but not limited to, storage, features, performance, and published fees. Supplier will promptly share the results of such benchmark review with Verizon. In the event the above benchmark reviews reveals that fees are being provided in the industry for similar services, ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 5

usage rights, performance metrics and service obligations, purchase commitments and other key terms as are being offered by Supplier hereunder that are lower than the fees paid by Verizon to Supplier at the time of review, the Parties will mutually agree in good faith to determine whether there should be any changes in the Subscription License Fee being paid by Verizon In the event a change in the Subscription License Fee is mutually agreed, the parties will execute a Change Request or amendment thereto. 4.3 Forecasting Each month that Services are provided under this SOW, the Parties shall mutually agree to a **** (“Forecast Period”) forecast (the “CH Forecast”) of (i) the volume of new Subscribers and how many of these are Paid Subscribers and Free Subscribers, (ii) anticipated reduction of existing Subscribers, Paid Subscribers and Free Subscribers, (iii) the anticipated aggregate storage volume of such new and reduced Subscribers and (iv) any net change to the aggregate storage or daily Content ingest rate of pre-existing Subscribers (by Instance) anticipated in each month of the Forecast Period in the format specified in Annex 1 (or as otherwise agreed upon by the Parties). The CH Forecast shall be established **** prior to the start date of the “Forecast Period”. By way of example, such CH Forecast shall be provided on **** covering the period of ****. Such forecast shall be used by Supplier to plan and determine if augmentation or change in the capacity of the Hosting Services. In the event that no CH Forecast is provided in a given month, the last month of the prior CH Forecast applicable to such Instance shall be used to determine the last month of current Forecast Period and such forecast shall be deemed to be the CH Forecast for such period. For Hosting Services, the foregoing CH Forecast shall be used by Synchronoss to determine if augmentation or change in the capacity of the Hosting Services by Supplier is required to meet the volumes in the CH forecast and the SLAs under this SOW as well as determining any changes to Usage Parameters and/or Content Hub Hosting Fees, as applicable. If applicable, Supplier shall provide, using input from Verizon, a revised Usage Parameter document to Verizon and a revised fees, if any, applicable to such change in Usage Parameters for review and input. Any such revised fee (if applicable) and Usage Parameters shall become effective on the date mutually agreed upon by the Parties (allowing reasonable time to implement and test any augmentation or changes) and each shall remain in place until revised in accordance with this section. In the event that the options for Usage Parameters and any change in fee are not accepted by Verizon, the then current Usage Parameters and fees shall remain in effect until revised by the Parties as set forth herein and Synchronoss shall have no liability for any failure or delay resulting from insufficient capacity to meet Subscriber use materially in excess of the then current Usage Parameters. In no event may the Usage Parameters (or applicable fee altered as a result of a modification of a Usage Parameter) be modified from a prior level without mutual written agreement by the Parties. 4.4 Change Controls Notwithstanding anything to the contrary in SOW No. 1 or any attachment or exhibit thereto, items outside the scope of this SOW No. 1 and changes to the Content Hub Solution requested by Verizon (including changes to the Content Hub Software to address changes to Verizon applications or systems or API modification but excluding those changes implemented as part of Solution Software Release Support Services under Exhibit F) shall be subject to a Change Request for professional services with the terms and fees in such request mutually agreed upon by the Parties. Solution API (excluding partner API changes which are ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 6

provided pursuant to SOW No. 5) support, regular maintenance releases and onboarding of up to two (2) new API partners per calendar month are included in per Subscriber fee. Any such fees are in addition to the fees set forth above. 4.5 Maintenance Fees The Content Hub Subscription Fees described in Section 4.2 above shall entitle Verizon to “New Versions” of the Content Hub Software. “New Versions” means updates to the Content Hub Software, in object code only, that Synchronoss makes generally available (i.e. not custom-developed for another Synchronoss customer) as part of maintenance support to its licensees who are entitled to maintenance support, including bug fixes, error corrections, patches and updates and enhancements. All latest release versions of software / technology must be made available to Verizon no more than **** from initial release. For the avoidance of doubt, for New Versions that include substantial new functionality that is materially incremental to that functionality identified in Exhibit E (“Major Feature Enhancements”), the Parties shall discuss in good faith to determine whether a fee for the license of such Major Feature Enhancements may be separately charged and mutually agree to such a fee. For example, the Parties may, but shall not be required to, use the following as guidelines in determining whether a New Version is a Major Feature Enhancement: A. Factors favoring chargeability: a) more than seven months have elapsed from the commercial launch of the Content Hub; b) Verizon itself charges (or expects to charge) its Subscribers additional or separate fees attributable to such new functionality; or c) otherwise obtains material financial benefit from such enhancement (such as material reduction of Verizon Data Service support costs, material reduction in Subscriber attrition or added material sales of related Verizon products or services); or d) The Major Feature Enhancement requires material new data processing infrastructure, or requires new costs (such as third party licensing costs or material code maintenance support) in performing substantially different functions as those supporting a prior version (i.e. “new” architecture, not merely “more” architecture to support added volumes); or e) The Major Feature Enhancement allows Verizon to target a Data Service at a different Subscriber class or segment (i.e. business customers) where the characteristics of such new Subscriber class or segment drive incremental requirements, safeguards, compliance steps, etc. B. Factors favoring non-chargeability (or reduced chargeability): a) other Supplier licensees receive the Major Feature Enhancements without incremental right-to-use payments, provided: (i) increased payments from such other licensees due to scaling of per-subscriber or usage volume based fees shall not qualify as incremental for this purpose, and (ii) the provision of Major Feature Enhancements that are agreed as non-chargeable may be delayed, but not charged, to Verizon in cases where other Synchronoss licensees within the United States have paid Synchronoss for periods of exclusivity or acceleration with respect to the Major Feature Enhancement); b) the code base of the New Version of the Software that includes the Major Feature Enhancements substantially overlaps with the code base of a prior version of the Software; c) the New Version of the Software that includes the Major Feature Enhancements is marketed using the same trademarks, service marks or trade names as a prior version of the Software ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 7

d) Verizon can reasonably demonstrate that, other factors contributing to the Content Hub Subscription License Fee volume remaining the same, the Major Feature Enhancement will drive an incremental adoption rate of the Content Hub Solution by Subscribers sufficient to increase Monthly Active Subscriber volumes in quantity where License Fees corresponding to such growth offset any retail fee for such enhancement that would otherwise be charged by Synchronoss to other similar clients. Notwithstanding the above, Verizon will not be required to pay for any Major Feature Enhancement due to the fact that such Major Feature Enhancement is not technically separable from the applicable New Version, or cannot be disabled within the applicable New Version. Verizon shall be responsible for any direct end-user support of its Subscribers and for the support of their use of the Content Hub Solution. Where unique Device Porting activities such as development, configuration or testing (i.e. a unique form factor and/or technical limitations not seen on previously preloaded/ported Wireless Devices that require Supplier to undertake additional work it would otherwise not be required to undertake) are required, such activities shall be planned and budgeted through professional services. Device porting (and testing and certification testing) of up to **** (such ports are broken down as follows; new ports of up to **** with the remainder attributable to re-port ) agreed upon Devices per calendar quarter are included in Subscription Fees under Section 4.2 C. SNCR to resolve known agreed upon Defects that are Severity 1 or Severity 2 levels (as defined in the Exhibit C, Network Service Level Agreement) in previous/current production releases of Client Software and Server Software releases within **** (at no extra cost to Verizon). D. Section 4.6 of SOW No.1 is hereby deleted in its entirety and replaced with the following; 4.6 Termination for Convenience 4.6.1 Verizon may, upon at least **** prior written notice to Synchronoss, terminate this SOW, in whole or in part, for its convenience, provided that Verizon may not deliver such notice earlier than ****. No minimums fees or Billed Subscribers shall apply upon Verizon’s notice of terminationfor convenience to Sycnhronoss. Verizon shall only pay for the actual number of Billed Subscribers. 4.6.2 Transition Services In the event Verizon exercises its right to terminate for convenience in accordance with Section 4.6.1 above, the Parties agree to develop a plan for Transition Services which will include mutually agreeable fees payable by Verizon to Supplier for such Transition Services. For clarity, where migration services are provided prior to the effective date of termination using Supplier professional services staff that provide Solution Software Release Support Services (i.e. through the regular course of business), such services shall contribute to attainment of any applicable Annual PS Minimum (as hereinafter defined).Verizon will only be responsible for the Transition Services provided by Synchronoss to Verizon to assist Verizon in transitioning to a Verizon internal platform or to a third party supplier of Verizon, at Verizon’s discretion. D. As of ****, Exhibit F (“Solution Software Release Support Services”) is hereby deleted in its entirety and replaced with the new Exhibit F attached hereto as Attachment 1. ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 8

E. Professional services will be provided to Verizon in accordance with Section 5 of Exhibit F below. Verizon commits to using a minimum of $**** for ****; for **** and each applicable year thereafter during the term of SOW No. 1, Verizon commits to using a minimum of $****, for professional services reasonably distributed over such Year (each such Year, the “Annual PS Minimum”). Such professional services shall be consumed by Verizon according to an annual support plan agreed upon by the Parties (a) no later than the **** prior to the start of such annual period, updated quarterly as agreed upon by the Parties in writing, and (b) with no more than 30% of the estimated hours of such minimum commitment of professional services consumed in any given calendar quarter. Notwithstanding the foregoing, where Supplier is unable to provide professional services due to unavailability of Supplier resources or other breach by Supplier (where Verizon has met its obligations under this SOW No.1 and committed a purchase order to Supplier for such Services) the PS Shortfall Charge (as defined below) shall be reduced by an amount commensurate with such failure to perform. In the event that the actual professional services consumed by Verizon total less than the Annual PS Minimum in a given year, Verizon shall pay Supplier an additional fee equal to the shortfall between the Annual PS Minimum and the actual professional services fees paid by Verizon under Exhibit F during such Year (“PS Shortfall Charge”). Unused professional services under the Annual PS Minimum may be carried forward or used to pay for other professional services, only by mutual written consent. The budget will be determined by the end of Q3 for the following year. F. Failure to Deliver For Major releases as identified by Verizon and agreed upon by Supplier in writing (and as identified in the then current project plan), Supplier will provide final approval to roll out the Content Hub Software release supporting the Verizon Cloud application (iOS, Android, Desktop) into production. In the event there are Verizon Customer or system impacting issues after the production rollout caused by such Major release that rise to the level of a Severity 1 incident and require immediate software update to the Client Software, Server Software or both, Verizon will work with Supplier to support the updated release rollout which will include revised Software updates to the impacted Major release (“Maintenance Release-1”). If a failure occurs in such Maintenance Release-1 solely due to an act or omission of Supplier (and/or anyone acting on its behalf), resulting in a Verizon Customer or the Verizon Cloud Platform still experiencing such Severity 1 level issues, Verizon shall be entitled to liquidated damages, as its sole and exclusive remedy for such delay or failure, as outlined below: i. The Parties agree that Supplier will pay Verizon a performance compensation payment in an amount equal to **** of total feature development/testing professional service fees paid by Verizon for the impacted feature or component giving rise to the Severity 1 issue. ii. If the issue is not resolved by the implementation into production of the second maintenance release to the impacted Major release (“Maintenance Release-2”), Supplier will pay Verizon a performance compensation payment in an amount equal to **** of total feature development/testing professional service fees paid by Verizon for the impacted feature or component giving rise to the Severity 1 issue. G. The following is added to Section 6 (Assumptions) as additional assumption: “Notwithstanding anything herein to the contrary, including, without limitation Exhibit D (Usage Parameters), Supplier is free to close down, reduce, consolidate or otherwise modify the capacity of Instances supported by Supplier as it deems appropriate provided that Supplier will consult with Verizon on any such Instance changes and Supplier will provide ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 9

Verizon with **** notice prior to the decommissioning of any Instance. Consolidation of Instance will not abrogate or diminish Supplier’s obligation to meet service levels under the SOW.” H. This CR shall be effective and binding upon the Parties upon execution by both Parties. Except and only to the extent specifically modified under this CR, all of the terms and conditions of SOW No. 1, is hereby ratified and confirmed and shall remain in full force and effect. I. Notwithstanding anything to the contrary, pricing under Section 4.2 and the other terms of this CR 8 and SOW No. 1 are subject to Verizon meeting all obligations identified in under Section 14(f) of SOW No. 4 and in the Verizon span of control. In the event that Verizon does not provide the storage, ingest computing and related capacity in accordance with the terms set forth in Section 14(f), Supplier may, acting reasonably, suspend, throttle or otherwise limit use of the Services to offset the unavailability of such capacity (and Supplier shall have no liability to Verizon for any delay, failure or degradation resulting from such failure by Verizon). The Parties will mutually agree should substitute capacity and additional fees be required as a result of such failure. Supplier will not be financially responsible for costs of providing substitute capacity should any such substitute capacity be required. J. Exhibit H – Termination Fees is hereby deleted in its entirety. K. Capitalized terms used in this CR shall have the meanings set forth in the Agreement or applicable SOW to such Agreement. The Parties hereto have caused this CR to be executed by their duly authorized officers or representatives. VERIZON SOURCING LLC SYNCHRONOSS TECHNOLOGIES, INC. By: /s/ M C Reed ______ By:Glenn Lurie ___________ Name: M C Reed _______________ Name: Glenn Lurie ___________________ Title: CAO _____________________ Title: President and CEO _______________ Date: Mar 16, 2018 _____________ Date: Feb 17, 2018 ___________________ ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 10

Attachment 1 Exhibit F - Solution Software Release Support Services (revised 1/1/18) Exhibit F to SOW No. 1 - Solution Software Release Support Services 1 Definitions Capitalized terms not defined in the SOW or the Agreement shall have the meaning set forth below. Content HUB Analytics Means a web-based user interface of the Solution accessed by authorized Dashboard Verizon personnel, presenting data and analytic information based on the usage of the Solution. Early Access or EA A non-production version of the Quarterly Server Software Release provided to Verizon for early access to Software for testing and evaluation of planned changes and modifications as well as for use in planning for final testing and production use of the Software. Such releases are not expected to be used in production and are expected to have updates, additions, modifications and corrections prior to creation of the GA Release. General Access or GA A version of the Quarterly Server Software Release that is tested by Synchronoss and provided to Verizon (that includes updates, additions, modifications and corrections to the EA Release) and is intended for deployment and use in a production Instance of the Solution Quarterly Server Means a numbered release of the Server Software with work activity in Software Release support of such release conducted in such quarter with a planned availability date in such calendar quarter or subsequent period identified in a mutually agreed upon release plan. 2 Overview and Term 2.1 Overview: The Parties wish to outline the methods and procedures whereby various updates and modifications to Server Software may be agreed upon and planned for release at mutually agreed to delivery intervals. This Exhibit F is intended to describe the method for providing Quarterly Server Software Releases to Verizon as well as various support services in support of Verizon’s use of the Solution and its Data Services. As further detailed below in this Exhibit, during the Term of the SOW No.1, Synchronoss shall provide the following professional services, as listed below, to Verizon to provide enhancements and customizations to the Content Hub Software and Content Hub Solution in support of the Verizon Data Service and such Services shall count towards attainment of the Annual PS Minimum: i. Create, each calendar quarter, one or more documents to provide specifications for changes and modifications to Server Software that are intended for a Quarterly Server Software Release and mutually agreed upon by the Parties for each release. ii. Make available Quarterly Server Software Releases containing features set forth in the Quarterly Release Document applicable to such release. iii. Support Services as more fully described in section 3 of this Exhibit F. 2.1 Term: The “Term” for the Services under this Exhibit shall begin on the Effective Date of this Exhibit and be co-terminus with the Term of the SOW No.1. Updates to these support services shall be addressed in the form of a Change Request. GDSVF&H\3541579.2 Verizon and Synchronoss Proprietary and Confidential 11

Project Scope 3.1 Services 3.1.1 Quarterly Release Documents 3.1.1.1 Quarterly Release Specification Documents Each quarter, Synchronoss shall work with Verizon to document detailed specifications for enhancements to Content Hub Solution intended to be delivered in a Quarterly Server Software Release (each such document, a “Quarterly Release Document”). These specifications shall include high level specifications planned for the next subsequent Quarterly Server Software Release and detailed specifications for changes and modifications to the Server Software that will be made available in the current Quarterly Software Server Release. (For tracking purposes, Synchronoss shall provide the planned Software Release version numbers for each release in a calendar year) For the avoidance of doubt, such releases are planned releases with a naming convention aligned with work activity in such quarter and the anticipated delivery date of a release shall be set forth in the project plan mutually agreed upon by the Parties (and release date may not be in the calendar for which such release is named). • The features to be documented in each Quarterly Release Document and the price for the Quarterly Server Software Release will be agreed in advance with Verizon. Quarterly Release Documents shall be mutually agreed upon by the Parties **** prior to the start of each calendar quarter (or other such timeline mutually agreed upon by the Parties that allows for sufficient development time to meet agreed upon release dates). Fees applicable to these Quarterly Release Documents shall be as set forth in table 5.1 below unless otherwise mutually agreed upon by the Parties in writing. If applicable for such release, Wireframes and Prototypes demonstrating user interface and experience for supported Client Software shall be provided by Synchronoss and agreed upon by Verizon as part of such Quarterly Release Documents. • Quarterly Release Documents and the final price for the Quarterly Server Software Release will be reviewed and accepted by the Parties using the following approach: i. Initial release candidates (features or changes) to be included in the release shall be agreed upon by the Parties ii. Requirements definition for release candidates is accomplished through joint meetings with Synchronoss and Verizon personnel iii. Quarterly Release Documents in draft form are presented by Synchronoss to Verizon bases on joint meetings identified in (ii) above iv. Synchronoss shall issue a quote for the fees for the applicable release based on specifications in such Quarterly Release Documents v. Feedback on the Quarterly Release Documents and quote shall be obtained from Verizon and the drafts of the documents will then be edited by Synchronoss based on changes in specifications agreed upon by both Parties. A final quote (the “Final Quote”) for the release containing such specifications is provided by Synchronoss. The price for such Final Quote shall be within the price range specified under table 5.2 below for such release. vi. The process under (v) above is repeated until both Parties agree upon and accept in writing the final Quarterly Release Document and Verizon agrees upon and accepts in writing the Final Quote for such release. Upon such acceptance by both Parties any requirements in the Quarterly Release Documents shall become Specifications for the applicable Solution release. vii. In the event that the price in the Final Quote for such release is in excess of the range of the price range specified under table 5.2 below for such release, a Change Request to this SOW reflecting the change in the maximum range for such period shall be required. GDSVF&H \3541579.2 ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 12

3.1.2 Quarterly Server Software Releases For Quarterly Server Software Releases (each as more fully described in the applicable Quarterly Release Documents) in a calendar year, Synchronoss shall provide to Verizon: • Early Access Release version(s) of such Quarterly Server Software Release for release testing. • General Access Release version(s) of such Quarterly Server Software Release deployed to the production Instances of the Solution provided under Hosting Services. Features and customizations to be delivered as part of these releases shall be documented in the Quarterly Release Documents for such release (such documents provided in accordance with Section 3.1.1.1 above). 3.1.3 Quarterly Unified Client Software Releases For Quarterly Unified Client Software Releases (each as more fully described in the applicable Quarterly Release Documents) in a calendar year, Synchronoss shall provide to Verizon: • Early Access Release version of such Quarterly Unified Client Software Release for release testing • General Access Release version of such Quarterly Unified Client Software Release deployed to the appropriate application store for each Client Software as follows; o iOS: Apple App Store o Android: Google Play Store o Blackberry: Blackberry World o Windows: Windows Phone Store Features and customizations to be delivered as part of these releases shall be documented in the Quarterly Release Documents for such release (such documents provided in accordance with Section 5.1.1.1 above). 3.1.4 Support Services At the beginning of each calendar quarter during the Term of this SOW, Verizon and Synchronoss shall mutually agree, in writing, on the actual tasks, deliverables, milestones, and scope of such support services for such quarter (the “Support Services Scope”) as well as the fees applicable to such support scope (such fees to be provided to Verizon in a Final Support Services Quote). Such fee(s) shall be within the price range specified under table 5.1 below for such support. In the event that the price for such support is in excess of the range of the price range specified under table 5.1 below for such support, a Change Request to this SOW reflecting the change in the maximum range for such period shall be required. Support services shall be provided during business hours unless otherwise agreed upon by the parties in the Support Services Scope. 3.1.4.1 Quarterly Verizon 3rd Party Developer Support Synchronoss will provide professional services to assist Verizon (and its 3rd party developers or partners) with integration support to the Solution APIs. The Synchronoss resources will focus on the following activities for the Verizon Data Service: i. Update API documentation ii. Create test accounts iii. Support Verizon and Verizon 3rd party partner developer questions iv. Attend Verizon and Verizon 3rd party partner developer meetings pertaining to such Solution APIs Services are for the each quarter of the Term and are invoiced at the conclusion of the then current quarter. The resources assigned by Synchronoss will provide professional services support to Verizon. The Services provided by Synchronoss and any work products produced by Verizon or third party personnel will be under the direction and quality management of Verizon. The number of Verizon 3rd Verizon and Synchronoss Proprietary and Confidential 13

party partner developers and related activities to be supported in any calendar quarter will be mutually agreed upon by Synchronoss and Verizon. 3.1.4.2 Quarterly Marketing Campaign Support Synchronoss shall provide professional services to support Verizon marketing campaigns: • For SMS marketing campaigns, Synchronoss shall support SMS script development, generate batch files, and execute SMS Scripts • For Verizon email marketing campaigns, Synchronoss shall support batch file generation • For Verizon Marketing Campaigns, Synchronoss shall provide Solution API customization and development support Support Services for support of marketing campaigns shall be mutually agreed upon in advance each quarter in the Support Services Scope for such quarter. 3.1.4.3 Quarterly Analytics Support Synchronoss resources shall work with Verizon to define and mutually agree upon the specifications for enhancements to the Solution dashboard providing reporting on key metrics (the “Analytics Dashboard”) and deploy these enhancements to the production instances of the Solution. Quarterly Support Services for Analytics Dashboard enhancements shall be mutually agreed upon in advance each quarter in the Support Services Scope for such quarter. 3.2 Deliverables 3.2.1 Professional Services Deliverables Synchronoss shall provide the following deliverables for services under this Exhibit F during a given calendar quarter. All documents are subject to review by Verizon within timelines as mutually agreed by the Parties and shall be deemed Supplier Retained Work Product, excluding any Confidential Information of Verizon or Paid Work Product, which shall remain the sole and exclusive property of Verizon, and subject further to Verizon’s pre-existing Intellectual Property Rights to the extent set forth in the Agreement. Synchronoss shall use commercially reasonable efforts to incorporate Verizon feedback in such deliverables, subject to the above terms. Professional Services Deliverable Description Deliverables for each calendar quarter Quarterly Release Documents Documents specify the changes in features and behavior of the and Prototypes Content Hub Solution, describing Subscriber and Content Hub Solution system interactions for features and enhancements intended for releases in Software for such quarter. Quarterly 3rd Party Developer Solution API Specification Documents and creation of test Support accounts as set forth in Support Services Scope for such quarter. Quarterly Marketing Campaign Execution of SMS scripts as set forth in Support Services Scope Support for such quarter. 3.2.2 Solution Deliverables Synchronoss shall provide access to the following deliverables listed below. For the avoidance of doubt, all such deliverables are part of the Synchronoss Platform or are Synchronoss Background Materials or Supplier Retained Work Products and are owned by Synchronoss. Verizon and Synchronoss Proprietary and Confidential 14

Solution Deliverable Description Deliverables for each calendar quarter Quarterly Server Software Release Synchronoss make available the release of CH Server Software for Production deployment for such calendar quarter. Quarterly Analytics Support Synchronoss make available the CH Custom Analytics Software for the Production Instance as set forth in Support Services Scope for such quarter. 4 Schedule for a given calendar year The schedule below represents Synchronoss anticipated delivery dates for each specified deliverable for a given calendar year of the Term (or renewal thereof), such dates to be incorporated into the initial “Project Plan”. All project plan dates and changes thereto shall be mutually agreed upon by Synchronoss and Verizon in writing. The project plan shall be reviewed at least weekly by members of Synchronoss and Verizon, with changes to the plan made by mutual written agreement. Activity / Deliverable Target Start Target Finish (month/day) (month/day) Q1 **** **** **** **** **** **** **** **** **** **** **** **** Q2 **** **** **** **** **** **** **** **** **** **** **** **** Q3 **** **** **** **** **** **** **** **** **** **** **** **** Q4 **** **** **** **** **** **** **** **** **** **** **** **** ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 15

4 Fees and Charges Table 5.1 below provides the fee for the Quarterly Release Document deliverable under Section 3.1.2.2 above. Fee ranges for Quarterly Server Software Releases and Support Services under section 5.1.3 are set forth in Table 5.1 below. Any additional deliverables not expressly stated herein or fees in excess of the ranges set forth in table 5.1 shall require a Change Request to the SOW. Fees shall be invoiced in accordance with table below and are payable in accordance with the terms of the Agreement. Fees under this Exhibit exclude applicable taxes. Fees for services and deliverables under this Exhibit and Quarterly Release Document deliverables Table 5.1 Deliverable One-time Fee **** **** Fee ranges for Quarterly Server Software Releases and Support Services under Section 3.1.3 above Table 5.2 Quarterly Deliverable (and invoice terms) One-time Fee Range **** **** **** **** **** **** **** ****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS Verizon and Synchronoss Proprietary and Confidential 16